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                                                                    EXHIBIT 99.1
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Primark Corporation  (Including the Operations of TASC)
Condensed Consolidated Statements of Income (Unaudited)
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

                                                                      Three Months Ended             Twelve Months Ended
                                                                         December 31                     December 31
                                                                    1997            1996            1997            1996
                                                                  --------        --------        --------        --------
                                                                                (Thousands Except Per Share Amounts)
Operating revenues                                                $218,346        $182,441        $835,814        $660,763
Cost of services                                                   122,781         104,141         465,611         360,103
Selling, general and administrative                                 56,982          51,790         236,887         198,367
Restructuring charge                                                   -               -             6,800             -
                                                                  --------        --------        --------        --------
     EBITDA (*)                                                     38,583          26,510         126,516         102,293
Depreciation and amortization                                       15,923          12,684          58,967          42,150
                                                                  --------        --------        --------        --------
     OPERATING INCOME                                               22,660          13,826          67,549          60,143
Investment income                                                      884              66           3,672           4,045
Interest expense                                                    (6,953)         (5,655)        (26,762)        (20,259)
Foreign currency gain (loss)                                          (495)            377           1,832           1,864
Other income (deductions) - net                                       (620)           (559)          1,026          (1,294)
Income tax expense                                                  (6,520)         (2,360)        (25,057)        (19,219)
                                                                  --------        --------        --------        --------
     INCOME FROM CONTINUING OPERATIONS                            $  8,956        $  5,695        $ 22,260        $ 25,280
Discontinued operations                                                (38)          1,035            (590)         11,828
Extraordinary item - Loss on debt extinguishment                       -               -            (1,955)           -
                                                                  --------        --------        --------        --------
     Net Income                                                      8,918           6,730          19,715          37,108
Dividends on preferred stock                                           -               -               -              (359)
                                                                  --------        --------        --------        --------
      Net income applicable to common stock                       $  8,918        $  6,730        $ 19,715        $ 36,749
                                                                  ========        ========        ========        ========

EARNINGS PER COMMON SHARE
     Income from continuing operations                            $   0.34        $   0.21        $   0.84        $   1.00
     Net Income                                                   $   0.34        $   0.25        $   0.75        $   1.48
     Weighted average common shares outstanding                     26,151          26,517          26,348          24,813
EARNINGS PER COMMON SHARE - ASSUMING DILUTION
     Income from continuing operations                            $   0.32        $   0.20        $   0.80        $   0.94
     Net Income                                                   $   0.32        $   0.24        $   0.71        $   1.38
     Weighted common shares outstanding - assuming dilution         27,939          28,064          27,944          26,571

(*) EBITDA represents earnings before interest, taxes, depreciation and amortization.
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Primark Corporation (Including the Operations of TASC)
Condensed Consolidated Statements of Financial Position (Unaudited)
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

                                                                                                December 31      December 31
                                                                                                   1997             1996
                                                                                                ----------       ----------
                                                                                                  (Thousands of Dollars)
ASSETS
     Cash and cash equivalents                                                                  $   12,948       $   25,385
     Accounts receivable - net                                                                     180,780          162,277
     Other current assets                                                                           81,343           53,820
     Goodwill and other intangibles - net                                                          746,398          665,560
     Property, plant & equipment                                                                    58,549           53,417
     Other noncurrent assets                                                                         9,211           11,124
                                                                                                ----------       ----------
                                                                                                $1,089,229       $  971,583
                                                                                                ==========       ==========

LIABILITIES AND COMMON SHAREHOLDERS' EQUITY
     Notes payable, current portion of long-term debt
          and capital lease obligations                                                         $   11,301       $    6,518
     Accounts payable and other current liabilities                                                236,991          210,271
     Long-term debt, including capital lease obligations                                           331,260          241,822
     Other noncurrent liabilities                                                                   38,515           36,755
     Common shareholders' equity                                                                   471,162          476,217
                                                                                                ----------       ----------
                                                                                                $1,089,229       $  971,583
                                                                                                ==========       ==========


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